Exhibit 17(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

http://www.meetingcenter.io/205922342

on September 10 at 10:00 a.m. Eastern Time

To Participate in the Virtual Meeting, enter

the 14-digit control number from the shaded

box on this card

The Password for this meeting is

GMZ2020.

Please detach at perforation before mailing.

PROXY	GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Goldman Sachs MLP and Energy Renaissance Fund, revoking previous proxies, hereby appoints Joseph F. DiMaria and Caroline L. Kraus, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of Goldman Sachs MLP and Energy Renaissance Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders (“Special Meeting”) to be held virtually at the following Website: http://www.meetingcenter.io/205922342 on September 10, 2020, at 10:00 a.m. Eastern Time, at any postponement or any adjournment thereof as indicated on the reverse side of this card, and to otherwise represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned if personally present at the Joint Special Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card the Password for this meeting is GMZ2020.

Receipt of the Notice of Joint Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged by the undersigned. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Proposals. Additionally, in their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Joint Special Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

GER_31465_072220

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Goldman Sachs MLP and Energy Renaissance Fund

Shareholders Meeting to Be Held on September 10, 2020, at 10:00 a.m. (Eastern Time)

The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/gld-31465

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposals THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
2.	To consider and approve the issuance of additional Common Shares of your Fund in connection with the reorganization of Goldman Sachs MLP Income Opportunities Fund into the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
		☐	☐	☐
4.	To consider and ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2020.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

Scanner bar code

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